EXHIBIT 99.1

REVOLVING LINE OF CREDIT AGREEMENT

THIS REVOLVING LINE OF CREDIT AGREEMENT (this "Agreement") is dated and effective as of the 7th of June 2013 by and between Charles Odom, an individual with a principal business at 20711 Sterlington Drive, Land O Lakes, FL 34638 (the "Lender"), and Standard Drilling, Inc., a corporation with a principal place of business at Clay Street, Lower Level, San Francisco, California 91111 (the “Borrower”).  The Lender and the Borrower are sometimes collectively referred to herein as the "parties" and individually as a "party."

PREAMBLE

WHEREAS, the Lender desires to make available to the Borrower, a revolving credit facility in an amount of up to Seven Hundred and Fifty Thousand dollars ($750,000) (the "Line of Credit"), subject to the terms and conditions set forth herein, which pursuant to the Line of Credit each Advance thereunder (as defined in Section 3.01(a) hereof) will be evidenced by a promissory note and a security agreement  in the forms attached hereto as Exhibit A (the "Note") and Exhibit B (the “Security Agreement”), respectively; and

NOW, THEREFORE, in consideration of the mutual covenants, promises, representations and warranties set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

ARTICLE II

DEFINITIONS

All capitalized terms used in this Agreement shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

"Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Business Day” means any day except any Saturday, any Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Change of Control Transaction” means the occurrence after the date hereof of any of either (a) an acquisition after the date hereof by an individual or legal entity or “group”

(as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of the membership interests of the Company, by contract or otherwise) of in excess of 40% of the voting securities of the Company or any Subsidiary, (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the shareholders of the Company immediately prior to such transaction own less than 40% of the aggregate voting power of the Company or the successor entity of such transaction, or (c) the Company sells or transfers all or substantially all of its assets to another Person and the shareholders of the Company immediately prior to such transaction own less than 40% of the aggregate voting power of the acquiring entity immediately after the transaction, or (e) the execution by the Company of an agreement to which the Company  is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

“Commission” means the Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Maturity Date” shall mean the earlier of (i) twelve months from the issuance of each particular Advance (as defined in Section 3.01(a) hereof); and (ii) the mandatory repayment date which shall be defined as fourteen (14) days after the Borrower consummates a capital raise, that when aggregated with any preceding capital raise results in $10,000,000 of gross proceeds excluding the amount provided under this Line of Credit to the Borrower (excluding purchase money financing for equipment or capital assets).

“Permitted Indebtedness” means (a) the indebtedness evidenced by any Note issued in accordance with this Agreement (b) lease obligations and purchase money indebtedness of up to $500,000, in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets, (c) trade account payables and expenses incurred in the ordinary course of business, (d) wages and other compensation due to employees and agents for services performed, (e) liabilities for taxes not yet due, (f) liabilities for customer deposits, (g) indebtedness existing on the date hereof, and (h) indebtedness of the Company to any Subsidiary and of any Subsidiary to the Company or any other Subsidiary.

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with US GAAP; (b) deposits or pledges to secure bids, tenders, contracts, leases, statutory obligations, performance bonds, surety and appeal bonds and other obligations of like nature arising in the ordinary course of the Company’s business; (c) deposits or pledges to secure obligations under workers’ compensation, social security or similar laws, or under unemployment insurance or general liability or product liability insurance; (d) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; and (e) Liens incurred in connection with Permitted Indebtedness under clause (a) thereunder; and (f) Liens incurred in connection with Permitted Indebtedness under clause (b) thereunder, provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets so acquired or leased; (g) Liens existing on the date hereof; (h) any attachment or judgment Lien not constituting an Event of Default; and (i) easements, rights of way, restrictions, and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Company.

“Outstanding Principal Balance” shall mean the aggregate amount of all Advances made by the Lender to the Borrower hereunder, less all repayments thereof.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” shall mean a direct or indirect subsidiary of the Borrower, including but not limited to, EFactor Corp..

All monetary amounts expressed herein are stated in terms of U.S. Dollars.

ARTICLE III

THE LOAN

SECTION 3.01. LOAN ADVANCES.

(a) The Lender shall make loans to the Borrower (each loan hereinafter referred to an "Advance") from time to time commencing on the date hereof and shall continue for a period of twenty four (24) months thereafter ending on June 7, 2015 (the “Initial Term”) in such amounts as may be requested by the Borrower in accordance with the provisions hereof; provided, however, that the Outstanding Principal Balance at any time shall not exceed Seven Hundred and Fifty Thousand dollars ($750,000.00). Each Advance will be evidenced by a Note and Security Agreement, in the forms attached hereto as Exhibit A and Exhibit B, respectively.  At the end of such Initial Term, this Agreement shall terminate unless extended for one or more additional periods of six (6) months each (each, a “Renewal Term”) by mutual written agreement of the parties.

(b) All requests for Advances shall be made by the Borrower to the Lender in writing (in such form as is reasonably satisfactory to the Lender) to include email which specifies the amount of the Advance to be made and the date the proceeds of the Advance are requested to be made available to the Borrower (a "Loan Request"); provided, that Lender upon receipt of any Loan Request shall have up to seven (7) business days in which to transfer such funds to Borrower except the first payment of US$150,000 which shall be made on 7th June 2013 per prior agreement.  Advances may not be in any amount less than twenty-five thousand dollars ($25,000.00).  Borrower agrees to provide seven (7) days written notice for any Loan Request below one hundred thousand dollars ($100,000.00) and ten (10) days written notice for any Loan Request that is above one hundred thousand dollars ($100,000.00).

(c) A Loan Request received by the Lender on a day that is not a Business Day or that is received by Lender after 1:00 P.M., EST, on a Business Day shall be treated as having been received by the Lender on the first following Business Day. There may not be more than one Advance made on any one day; provided, however that the Lender may waive this limitation at its discretion. The Lender shall not incur liability to the Borrower for treating any such request as a Loan Request if the Lender believes in good faith that the Person making the request is an authorized officer of the Borrowing.

(d) Advances shall be made by direct wire transfer of funds from the Lender to Borrower’s designated account pursuant to the wire instructions set forth in Exhibit C.

(e) Lender may refuse to make any requested Advance if an Event of Default (as defined below) has occurred and is continuing hereunder either at the time the request is given or the date the Advance is to be made, or if an event has occurred or condition exists which, with the giving of notice or passing of time or both, would constitute an Event of Default hereunder as of such dates.

SECTION 3.02. USE OF PROCEEDS. The Loan shall be applied by the Borrower for working capital purposes to be agreed upon in writing between the parties at the time an Advance is requested by Borrower.

SECTION 3.02. STOCK ISSUANCE.  In addition to the repayment of the Loan, the Lender shall receive 187,500 shares of restricted common stock of the Borrower .Such shares shall be issued upon the Advance being provided and pro-rated according to the amount of the Advance. Shares are to be issued for the first Advances upon the Definitive 14C being effective and thereafter upon Advance being received by the Borrower.

ARTICLE IV

INTEREST AND FEES

SECTION 4.01. INTEREST RATE. All sums advanced pursuant to this Agreement shall bear interest from the date each Advance is made (the “Issue Date”) until paid in full at a rate of fifteen percent (15%) per annum (the "Interest Rate").  Interest shall commence accruing on the Issue Date and shall be calculated on the basis of a 360-day year and actual days elapsed.  Interest shall be payable on a monthly basis.  In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of New York.  On and after the occurrence and during the continuance of an Event of Default, interest on any of the Outstanding Principal Balance from time to time shall accrue on a daily basis at a rate per annum equal to the Interest Rate plus three percent (3%) (the “Default Rate”).

ARTICLE V

PAYMENTS

SECTION 5.01. INTEREST PAYMENTS. All accrued and unpaid interest on each and every Advance will be payable annual on the date such Advance was made to Borrower without demand of the Lender.

SECTION 5.02. PRINCIPAL PAYMENTS.  Each Advance shall be due and payable in full, without demand by Lender on its respective Maturity Date.

SECTION 5.03. MANNER OF PAYMENTS. All payments of principal and interest on the Loan to be made by the Borrower, shall be by direct wire transfer of immediately available funds to Lender’s account as designated in Exhibit C attached hereto. All such payments shall be denominated in U.S. dollars and shall be made on or before the date when due, without deduction or counterclaim by the Borrower.

SECTION 5.04. DUE DATES NOT ON BUSINESS DAYS. If payment required hereunder     becomes due on a date that is not a Business Day, then such due date shall be deemed to be the next following Business Day.  In the event that payments required hereunder are not made on a Maturity Date, interest on any Outstanding Principal Balance shall accrue at the Default Rate.

SECTION 5.05. RIGHT TO PREPAY. The Borrower shall have the right, in its sole discretion, to prepay, in whole or in part, the Outstanding Principal Balance at any time, without any penalty.

SECTION 5.06.  INDEMNITY.  Borrower agrees to indemnify and hold Lender and its affiliates, and their respective employees, attorneys and agents (each, an "Indemnified Person"), harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses of any kind or nature whatsoever (including attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of (a) any misrepresentation or breach of any representation or warranty made by the Borrower in this Agreement, in a Note or in the Security Agreement, or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Borrower contained in this Agreement, in a Note or in a Security Agreement, or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnified Person by a third party (including for these purposes a derivative action brought on behalf of the Borrower) and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, a Note or a Security Agreement, or any other certificate, instrument or document contemplated hereby or thereby (collectively, "Indemnified Liabilities"), except to the extent that any such Indemnified Liability results solely from such Indemnified Person's gross negligence or willful misconduct.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

SECTION 6.01.  REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Lender to enter into this Agreement and to make the advances provided for herein, Borrower represents and warrants to Lender as follows:

                  a.       Borrower is a duly organized, validly existing, and in good standing corporation organized under the laws of the State of Nevada with the power to own its assets and to transact business in Nevada, and in such other states where its business is conducted.

                  b.     Borrower has the authority and power to execute and deliver any document required hereunder and to perform any condition or obligation imposed under the terms of such documents.

                  c.       The execution, delivery and performance of this Agreement and each document incident hereto will not violate any provision of any applicable law, regulation, order, judgment, decree, article of incorporation, by-law, indenture, contract, agreement, or other undertaking to which Borrower is a party, or which purports to be binding on Borrower or its assets and will not result in the creation or imposition of a lien on any of its assets.

                  d.     There is no action, suit, investigation, or proceeding pending or, to the knowledge of Borrower, threatened, against or affecting Borrower or any of its assets which, if adversely determined, would have a material adverse affect on the financial condition of Borrower or the operation of its business.

SECTION 6.02.  REPRESENTATIONS AND WARRANTIES OF LENDER. Lender represents and warrants to Borrower as follows:

                  a.

The Lender represents and warrants that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, and that it is able to bear the economic risk of any investment pursuant to this Agreement and any Notes issued pursuant hereto.

                  b.

The Lender represents and warrants that this Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the Lender.

ARTICLE VII

COVENANTS

SECTION 7.01. AFFIRMATIVE COVENANTS. During the term of this Agreement, the Borrower covenants and agrees:

(a) CORPORATE EXISTENCE AND AUTHORIZATIONS. The Borrower is, and shall maintain in good standing its corporate existence and its right to transact business in those jurisdictions in which it is now or hereafter does business, and the Borrower shall maintain all material licenses, permits and registrations necessary for the conduct of its operations.

(b) COMPLIANCE WITH LAWS. The Borrower shall comply with all material laws and regulations applicable to its business operations.

(c) PAYMENT OF OBLIGATIONS. The Borrower shall promptly pay and discharge or cause to be paid and discharged, as and when due (or as amended or extended by the lender or creditor), any and all of its lawful debts and other obligations, including all lawful taxes, rates, levies and assessments and all claims for labor, materials or supplies; provided, however, that nothing herein contained shall be construed as prohibiting the Borrower from diligently contesting in good faith by appropriate proceedings the validity of any such debt or other obligation, provided Borrower has established adequate reserves for such debt or obligation on its books and records.

(d) FINANCIAL INFORMATION. As long as any Note remains outstanding, the Borrower shall furnish to Investor the following:

i. As soon as available and in any event within one hundred five (105) after the end of each fiscal year of the Company, audited financial statements of the Borrower and any Subsidiary as at the end of such fiscal year and related statements of income and expenses for such fiscal year, all in reasonable detail and in scope to the Investor, prepared in accordance with US GAAP, with the opinion of an independent chartered accountant reasonably acceptable to the Investor as evidenced by the prior written consent of the Investor;

i.

As soon as available and in any event within fifty (50) days after the end of each fiscal quarter, quarterly financial statements prepared by the Borrower and other information reasonably requested by the Investor;

i. As soon as possible and in any event within ten (10) business days after the Investor notifies the Borrower of the occurrence of each Event of Default, a statement of an authorized officer of the Borrower setting forth the nature and period of existence of such Event of Default and the action which the Borrower has taken and proposes to take with respect thereto;

i. Promptly after the sending or filing thereof, copies of all reports, if any, which the Company sends to any of its shareholders, and copies of all reports and registration statements, if any, which the Company and/or any Subsidiary is required files with the Commission;

i. Promptly upon determination by the Borrower or any Subsidiary of the need for the Borrower or any Subsidiary to obtain additional financing, all information concerning such determination if, as and when available;

i. Information concerning offers or solicitations, and the terms and conditions thereof, for additional equity financing, given to the Investor not less than 30 days prior to the entering into of such financial arrangement; and

i. Such other information respecting the condition or operations, financial or otherwise, of the Company as the Purchasers may from time to time reasonably request.

(e) FURTHER ASSURANCES.  Borrower agrees to execute, acknowledge and deliver, without further consideration, all such further assignments, conveyances, endorsements, deeds, powers of attorney, consents and other documents and take such other action as may be reasonably requested to consummate the transactions contemplated by this Agreement.

SECTION 7.02 NEGATIVE COVENANTS. As long as any portion of a Note remains outstanding, unless the Lender shall have otherwise given prior written consent, the Borrower shall not, and shall not permit any of its subsidiaries (whether or not a Subsidiary on the date hereof) to, directly or indirectly:

(a) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including, but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(b) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(c) amend its charter documents, including, without limitation, its by-laws, as amended, in any manner that materially and adversely affects any rights of the Holder;

(d) The Compensation committee of the Borrower shall be allowed to implement compensation plans such as required for key personnel and management of the Borrower and Subsidiaries which shall not be reasonably be objected to by Lender;

(e) repay, repurchase or offer to repay, repurchase or otherwise acquire any Indebtedness, other than the Notes, and other than regularly scheduled principal and interest payments as such terms are in effect as of date hereof, provided that such payments shall not be permitted if, at such time, or after giving effect to such payment, any Event of Default exists and is continuing or occurs and is continuing;

(f) make any distributions to the holders of its common stock;

(g) enter into any transaction with any officer, director, manager or Affiliate of the Borrower; or

(h) enter into any agreement with respect to any of the foregoing ..

ARTICLE VIII

DEFAULT

SECTION 8.01. EVENTS OF DEFAULT. Any one or more of the following shall constitute an “Event of Default” under this Agreement, unless waived by the Lender:

(a) PAYMENT. A ny default in the payment of (A) the principal amount of any Note or (B) interest, liquidated damages and other amounts owing to Lender on any Note, as and when the same shall become due and payable (whether on the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within 5 Business Days ..

(b) BREACH OF REPRESENTATIONS AND WARRANTIES.  A material default or Event of Default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under (A) this Agreement, or any Note or Security Agreement executed in connection herewith or (B) any other material agreement, lease, document or instrument to which the Company or any Subsidiary is obligated (and not covered by clause (i) below) the result of which would reasonably be expected to have a material adverse effect on the operating results and financial condition of the Company.

(c) BREACH OF COVENANTS. The material breach of any covenant in Article VII unless expressly waived, in writing, by the Lender, and which breach is not cured within ten (10) Business Days.

(d) FAILURE TO PERFORM. Default by Borrower in the observance or performance of any other covenant or agreement contained in this Agreement, other than a default constituting a separate and distinct Event of Default under this Article 8.

(e) VOLUNTARY BANKRUPTCY. Filing by Borrower or any Subsidiary of a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing.

(f) INVOLUNTARY BANKRUPTCY. Filing of an involuntary petition against Borrower or any Subsidiary in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or undischarged.

(g)  JUDGMENT.  Any monetary judgment, writ or similar final process shall be entered or filed against the Borrower, any subsidiary or any of their respective property or other assets for more than $100,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 30 calendar days.

(h)

CROSS-DEFAULT.  the Borrower shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $100,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable.

(i)

CHANGE OF CONTROL.  The Borrower shall be a party to any Change of Control Transaction or Fundamental Transaction or shall agree to sell or dispose of all or in excess of 40% of its assets in one transaction or a series of related transactions (whether or not such sale would constitute a Change of Control Transaction).

SECTION 8.02. RIGHTS AND REMEDIES IN THE EVENT OF DEFAULT.  Upon the occurrence of an Event of Default as defined above, Lender may declare the entire Outstanding Principal Balance, together with accrued interest thereon, to be immediately due and payable without presentment, demand, protest, or other notice of any kind. Any funds received by the Lender with respect to the Loan shall be applied as follows: (i) to the payment of the reasonable and necessary expenses incurred by Lender in connection with the collection of amounts due hereunder; (ii) to the payment of interest accrued and unpaid on the Loan; and (iii) to the payment of Outstanding Principal Balance. Any remaining amounts shall be paid to the Borrower.  Upon an Event of Default and the expiration of any permitted grace period or opportunity to cure, Lender may suspend or terminate any obligation it may have hereunder to make additional Advances.

Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Debenture, the interest rate on this Debenture shall accrue at the rate of 18% per annum to the extent permitted by law, Borrower waives any rights to presentment, demand, protest, or notice of any kind in connection with this Agreement. No failure or delay on the part of Lender in exercising any right, power, or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided herein are cumulative and not exclusive of any other rights or remedies provided at law or in equity. Borrower agrees to pay all Lender’s costs of collection incurred by reason of the default, including court costs and reasonable attorney's fees.

ARTICLE IX

MISCELLANEOUS

SECTION 9.01. NOTICES. All notices or other communications to be given hereunder shall be given in writing and delivered by (a) certified mail, return receipt requested, (b) personal delivery, (c) facsimile or (d) express carrier addressed as follows:

If to the Lender:

Charles Odom

20711 Sterlington Drive

Land O' Lakes, Fl 34638

Telephone: (813) 909-9191

Facsimile: (813) 909-9292

With a copy to (which shall not constitute a notice or communication given pursuant to the terms of this Agreement, the Security Agreement or any Note issued pursuant to this Agreement):

Sichenzia Ross Friedman and Ference LLP

61 Broadway, 32nd Floor

New York, NY 10006

Attn: Darrin M. Ocasio, Esq.

Telephone: (212) 930-9700

Facsimile: (212) 930-9725

If to the Borrower:       EFactor Corp/Standard Drilling, Inc.

Clay Street, Lower Level

San Francisco, CA 91111

Attn: Marion Freijsen

Telephone: +1 650 380 8280

Facsimile:  +1 646 390 2407

With a copy to (which shall not constitute a notice or communication given pursuant to the terms of this Agreement, the Security Agreement or any Note issued pursuant to this Agreement):

Anslow & Jaclin, LLP

195 Route 9 South, Suite 204

Manalapan, NJ 07726

Attn: Richard I. Anslow, Esq.

Telephone: (732) 409-1212

Facsimile: (732) 577-1188

or to such other address furnished by any party to the other in writing at any time and from time to time for such notice purposes. Any notice served by either party on the other shall be deemed effective upon receipt of return receipt if sent by certified mail, return receipt requested, when received, if delivered personally, upon machine confirmation if sent by facsimile, or upon confirmation of delivery by an express carrier.

SECTION 9.02. AMENDMENTS AND WAIVERS. No amendment, modification or waiver of any provision of this Agreement, the Note or the Security Agreement shall be effective unless the same shall be in writing and signed by the Borrower and the Lender; provided, however, that any such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

SECTION 9.03. SUCCESSORS AND ASSIGNS. Neither the Borrower nor the Lender may   assign, delegate or transfer any of its rights or obligations under this Agreement, the Note or the Security Agreement without the prior written consent of the other.  Except as otherwise set forth herein, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

SECTION 9.04. BINDING EFFECT; BENEFIT. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns.

SECTION 9.05. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

SECTION 9.06. HEADINGS.  The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

SECTION 9.07. COUNTERPARTS.  This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.  Facsimile copies of this Agreement with signatures of the parties hereto shall be given the same legal effect as an original.

SECTION 9.08. SEVERABILITY.  If any term or provision of this Agreement shall to any extent determined to be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of the Agreement shall be valid and enforced to the fullest extent permitted by law.

SECTION 9.09.  SURVIVAL.  The provisions of Article 3, 4, 5, 6, 7 and 8 hereof shall survive any termination or cancellation of this Agreement, and shall remain in full force and effect.

SECTION 9.10. THE LENDER'S SOLE DISCRETION. Any provision in this Agreement, the Note or the Security Agreement which requires the Lender's approval or consent shall be interpreted to mean at the Lender's sole discretion unless otherwise specified.

SECTION 9.11. DEFAULT PROVISIONS.   In the event this Agreement, the Note and Security Agreement shall be in default, and placed with an attorney for collection, then the Borrower agrees to pay all reasonable attorney fees and costs of collection of the Lender.

SECTION 9.12. GOVERNING LAW.  This Agreement, the Note, and the Security Agreement and all documents and instruments associated herewith will be governed by and construed and interpreted in accordance with the laws of the State of New York.

SECTION 9.13. RELATIONSHIP OF PARTIES. Nothing contained in this Agreement shall be deemed or construed by the parties, or by any third party, to create the relationship of partnership or joint venture between the parties hereto, it being understood and agreed that no provision contained herein shall be deemed to create any relationship between the parties hereto other than the relationship of borrower and lender.

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             IN WITNESS WHEREOF, this Agreement has been executed and delivered on the date first specified above.

                Borrower:

STANDARD DRILLING INC. (to be know as EFactor Group Corp.)

By:

Name: Adriaan Reinders

            Title: Co-Founder & CEO

                Lender:

CHARLES ODOM

By:

EXHIBIT A

PROMISSORY NOTE

New York, New York Dated: ________, 2013	$_____________

For value received, Standard Drilling, Inc., a ______________ corporation having an address at Clay Street, Lower Level, San Francisco, CA 91111 (“Borrower”) promises to pay to the order of  Charles Odom (the “Lender”) having offices at 20711 Sterlington Drive, Land O Lakes, Florida 34638 or at any other address Lender hereafter designates to the Borrower, in lawful money of the United States, the sum of _____________ AND 00/100 DOLLARS ($_________) (the “Principal Sum”) and interest on the unpaid portion of the Principal Sum, in the following manner:

This Note shall become due and payable by Lender on [1 year] (the “Maturity Date”).  The Borrower shall pay to Lender, in cash, interest on the then outstanding principal amount of this Note on the Maturity Date at a rate of fifteen percent (15%) per annum (the “Interest Rate”), payable monthly on the first of each month from the date of this Note and on the Maturity Date.  On and after the occurrence and during the continuance of an Event of Default, interest on the Principal Sum from shall accrue on a daily basis at a rate per annum equal to the Interest Rate plus three percent (3%) (the “Default Rate”).  Any payment pursuant to this Note shall be applied first to interest that has become due pursuant to this Note and remains unpaid and then to the outstanding Principal Sum of this Note.

The Borrower shall have the option of paying the Principal Sum to Lender in advance in full or in part at any time and from time to time without premium or penalty; provided, however, that together with such payment in full the Borrower shall pay to Lender all interest and all other amounts owing pursuant to this Note and remaining unpaid.

Upon and at any time and from time to time after the occurrence or existence of an Event of Default, all amounts owing pursuant to this Note shall, at the sole option of Lender and without any notice, demand, presentment or protest of any kind (each of which is waived by Borrower), become immediately due.  An “Event of Default” occurs or exists as set forth under Section 8.01 of that certain revolving line of credit agreement, dated June 7, 2013, by and between the Borrower and the Lender (the “Agreement”).

In no event shall interest pursuant to this Note be payable at a rate in excess of the maximum rate permitted by applicable law and solely to the extent necessary to result in such interest not being payable at a rate in excess of such maximum rate, any amount that would be treated as part of such interest under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled, and, if received by Lender, shall be refunded to the Borrower, it being the intention of Lender and of the Borrower that such interest not be payable at a rate in excess of such maximum rate.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY  IRREVOCABLY  CONSENTS TO THE  JURISDICTION  OF THE COURTS  LOCATED IN NEW YORK CITY, IN THE STATE OF NEW YORK

AND THE UNITED STATES DISTRICT  COURT FOR THE  SOUTHERN  DISTRICT OF NEW YORK IN  CONNECTION  WITH ANY ACTION OR  PROCEEDING  ARISING OUT OF OR RELATING TO THIS NOTE.

BORROWER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT BORROWER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION, WHETHER BASED ON ANY CONTRACT OR NEGLIGENT, INTENTIONAL OR OTHER TORT OR OTHERWISE, IN CONNECTION WITH (1) THIS NOTE OR (2) ANY ACTION HERETOFORE OR HEREAFTER TAKEN OR NOT TAKEN, ANY COURSE OF CONDUCT HERETOFORE OR HEREAFTER PURSUED, ACCEPTED OR ACQUIESCED IN, OR ANY ORAL OR WRITTEN AGREEMENT OR REPRESENTATION HERETOFORE OR HEREAFTER MADE, BY OR ON BEHALF OF LENDER IN CONNECTION WITH THIS NOTE.

This Note shall be binding upon  the  successors, endorsees  or assigns of the Borrower and inure to the benefit of the Lender, its successors, endorsees and assigns. The Borrower may not delegate any of its obligations, or assign any of its rights, under this Note without the prior written consent of the Lender.

This Note shall not be extended or modified orally.

If any term or provision of this Note shall be held invalid, illegal or  unenforceable,  the validity of all other terms and  provisions  hereof  shall in no way be affected thereby.

All rights and remedies available to the Lender pursuant to the provisions of applicable law and otherwise are cumulative, not exclusive and enforceable alternatively, successively and/or concurrently after default by Borrower pursuant to the provisions of this Note.

No delay or failure on the part of the Lender in exercising any right, privilege or option hereunder shall operate as a waiver thereof or of any Event of Default, nor shall any single or partial exercise of any such right, privilege or option preclude any further exercise thereof, or the exercise of any other right, privilege or option.

STANDARD DRILLING INC.

By:_____________________

  Name:

   Title:

EXHIBIT B

SECURITY AGREEMENT

BY AND BETWEEN

CHARLES ODOM

AND

STANDARD DRILLING INC.

Charles Odom (“Secured Party”) and Standard Drilling Inc., a________________  corporation (“Debtor”) agree as follows on June 7, 2013:

1. GRANT OF SECURITY INTEREST.

1.1  The Debtor, jointly and severally, hereby grants to the Secured Party a security interest in all of the assets, inventory, accounts, equipment, chattel paper, patents, trademarks, copyrights, contract rights, documents, instruments, deposit accounts, investment property (including equity interests of subsidiaries), general intangibles and other personal property and fixture of Debtor other than equipment and its subsidiaries and first mortgage liens on all of the real property of Debtor and its subsidiaries, including all such property that may be acquired at any time during the term of that certain Revolving Line of Credit Agreement dated June 7, 2013 by and between the Lender and the Borrower and all products and proceeds of such property; all of the outstanding capital stock/partnership interests/membership interests/equity interests of Debtor would be pledged to secure such indebtedness and Secured Party would have a first priority perfected security interest therein (collectively, the “Collateral”).  Such Collateral of Debtor is the security for:

1.1.1  The satisfaction and the prompt and full performance of all of Debtor’s obligations under that certain Secured Promissory Note (the “Note”) dated June ___, 2013 in the principal amount of _____________ dollars ($_______) plus interest (as defined in the Note) per annum, as the Note may be amended, modified, or extended from time to time (including, without limitation, the obligation to make payments of principal and interest thereon); and

1.1.2  The full, faithful, true and exact performance and observance of all of the obligations, covenants and duties of Debtor under this Security Agreement, as the same may be amended, modified, or extended from time to time.

2.  DEFAULT.  Any of the following events shall constitute an event of default hereunder:

2.1  The failure by Debtor to make full and timely payment when due of any sum as required to be paid to Secured Party under the Note after any applicable notice of non-payment provided for in the Note has been given, and any period within which to cure the non-payment has elapsed, if applicable.  A true and correct copy of the Note is incorporated herein by this reference.

2.2  The failure by Debtor to fully and timely perform any covenant, agreement, obligation or duty imposed on Debtor by this Security Agreement or any other agreement by and between Debtor and Secured Party now existing or hereinafter made.

2.3  The filing by Debtor of any petition, or commencement by Debtor of any proceeding, under the Bankruptcy Act or any state insolvency law.

2.4  The making by Debtor of any general assignment for the benefit of creditors.

2.5  The filing of any petition, or commencement of any proceeding, under the Bankruptcy Act or any state insolvency law, against Debtor, or the appointment of any receiver or trustee, which petition, proceeding or appointment is not fully and completely discharged, dismissed or vacated within sixty (60) days.

2.6  Any warranties made by Debtor are untrue in any material respect, or any schedule, statement, report, notice, or writing furnished by Debtor to the Secured Party are untrue in any material respect on the date as of which the facts set forth are stated or certified.

3.  INSPECTION OF RECORDS.   Secured Party shall have the right , upon reasonable advanced notice, to inspect all financial books, records and reports of Debtor at Debtor’s premises or wherever the same may be maintained during normal business hours.

4.

REMEDIES UPON DEFAULT.

4.1  Upon the occurrence of an event of default, in addition to any and all other remedies at law or in equity available to Secured Party, Debtor hereby authorizes and empowers Secured Party, at Secured Party’s option and without notice to Debtor, except as specifically provided herein (and, to the extent necessary, hereby irrevocably appoint Secured Party as Debtor’s attorney-in-fact for such purposes) and subject to applicable laws:

4.1.1  To require Debtor to assemble any and all of the Collateral and make the same available to Secured Party at the premises wherein the same is located, or any other place designated by Secured Party; Secured Party may enter upon any premises where any of the Collateral is located and may take possession of the same without judicial process and without the need to post any bond or security as an incident thereto; and

4.1.2  To sell, assign, transfer and deliver the whole or any part of the Collateral at public or private sale, for cash, upon credit, or for future delivery, in bulk or item by item, at such prices and upon such terms as are commercially reasonable, given the nature of the Collateral and the market therefor, with or without warranties, without the necessity of the Collateral being present at any such sale or in view of the prospective purchasers thereof, and without any presentment, demand for performance, protest, notice of protest, or notice of dishonor except as set forth herein, any other such advertisement, presentment, demand or notice being expressly waived by Debtors to the extent permitted by law.  At any public sale or sales of the Collateral, Secured Party or Secured Party’s assigns may bid for and purchase all or any part of the Collateral offered for sale and upon compliance with the terms of such sale, may hold, exploit and dispose of such Collateral discharged from all claims of Debtor, except to the extent that Debtor has rights in the proceeds of such sale or sales, and free from any right or redemption, all of which are hereby expressly waived and released, and may in paying the purchase price thereof, in lieu of cash assignment at the face amount thereof, together with any interest accrued thereon, all or any part of unpaid principal or interest or both, payable under the Note.  Secured Party may also purchase all or any part of the Collateral at any private sale thereof to the extent that such Collateral is customarily sold in a recognized market or is the subject of a widely or regularly distributed standard price quotation.  Upon conclusion of any such public or private sale, Secured Party may execute and deliver a bill of sale to the assets so sold, in the name of

Debtor.  Secured Party may use Debtor’s premises for the purpose of conducting of any such sale.  Secured Party shall give Debtor seven (7) days’ notice, in writing, of the time and place thereof, and in the case of a public sale, the date thereof and the name of the purchaser.  Notice shall be deemed given when deposited in the United States mail, postage prepaid, certified or registered, and addressed to Debtor at ______________________, ______________, __________.  Secured Party shall only be required to publish an advertisement of a public sale, which advertisement may be published in a newspaper of general circulation no later than seven (7) days prior to the date of sale, and an advertisement so published shall be deemed commercially reasonable if it merely gives the place, time, and date of sale, merely identifies the Collateral by classification without describing quantity or quality; provided, however that such advertisement may, at Secured Party’s option, contain additional information.  Debtor acknowledges that Secured Party may accept any offer received, provided it is commercially reasonable, that Secured Party, at Secured Party’s option, need not approach more than one possible purchaser, and that Secured Party shall, to the fullest extent permitted by law, be relieved from all liability or claim for inadequacy of price if the manner and terms of sale comply with the terms of this Security Agreement.

4.2  In the event of any such sale by Secured Party of all or any of said Collateral on credit, or for future delivery, such property so sold may be retained by Secured Party until the selling price is paid by the purchaser.  Secured Party shall incur no liability in case of the failure of the purchaser to take up and pay for the property so sold.  In case of any such failure, said Collateral may be again, and from time to time, sold.

4.3  In the event of any such sale or disposition, the proceeds thereof shall be applied first to the payment of the expenses of the sale, commissions, actual attorneys’ fees, and all other charges paid or incurred by Secured Party in taking, holding, selling , advertising, or otherwise preparing such Collateral for sale or otherwise in connection with maintaining the security of such Collateral, including any taxes or other charges imposed by law upon the Collateral and/or the ownership, holding or transfer thereof; secondly, to pay, satisfy and discharge all indebtedness of Debtor to Secured Party secured hereby then due and payable pursuant to the Note; thirdly, to the extent that Debtor may still have monetary obligations to Secured Party not yet due and payable, Secured Party may retain any surplus as collateral for the payment of such sums when due; and fourthly, if all of the secured obligations are then discharged and satisfied, to pay the surplus, if any, to Debtor.  Secured Party shall look only to the assets of the business then operated and/or owned by Debtor to satisfy any and all claims, defaults or breaches regarding the Note and shall not in any event, look to any other assets of Debtor to satisfy same.

4.4  Secured Party shall not be liable or responsible for safeguarding the Collateral, or any portion thereof, or maintaining the condition thereof, or for any loss or damage thereto and diminution in value of the Collateral either through loss or non-collection.  Secured Party shall not be liable or responsible for any act or default of any carrier or warehouseman or of any other person, other than that occasioned by the gross negligence and willful misconduct of Secured Party.

5.

REPRESENTATIONS AND WARRANTIES.  Debtor represents and warrants that this Security Agreement has been duly and validly authorized, executed and delivered by Debtor and constitutes a valid and binding agreement, enforceable in accordance with its terms, and the execution and delivery of this Security Agreement do not violate, or constitute a default (with or without the giving of notice, the passage of time, or both) under any order, judgment, agreement, contract, or instrument to which Debtor is a party or by which Debtor is affected or may be bound.  Debtor represents that Debtor will at all times maintain the Collateral in good state of repair and condition consistent with good business practice, including replacement of damaged, destroyed, or obsolete parts thereof, will pay any and all taxes thereon or applicable thereto prior to delinquency, and shall maintain at all times insurance thereon against risk of fire and other such risks as are covered by “extended coverage”, theft, burglary and vandalism.

6.

INDEMNITY.  In the case of any adverse claim with respect to the Collateral or any portion thereof arising out of any act done, or permitted or acquiesced in by Debtor, Debtor indemnifies and agrees to hold Secured Party harmless from and against any and all claims, losses, liabilities, damages, expenses, costs and actual attorneys’ fees incurred by Secured Party in or by virtue of exercising any right, power or remedy of Secured Party hereunder or defending, protecting, enforcing or prosecuting the security interest hereby created (collectively, “Indemnified Liabilities”), except to the extent that any such Indemnified Liability results solely from the gross negligence or willful misconduct of Secured Party or any agent of Secured Party.  Any such loss, cost, liability, damage or expense so incurred shall be repaid upon demand by Secured Party and until so paid shall be deemed a secured obligation hereunder.

7.

NO WAIVER BY SECURED PARTY.  Any forbearance, failure, or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power, or remedy, and any single or partial exercise of any right, power, or remedy of Secured Party shall not preclude the later exercise of any other right, power, or remedy, each of which shall continue in full force and effect until such right, power, or remedy is specifically waived by an instrument in writing, executed by Secured Party.

8.

EFFECTIVENESS OF AGREEMENT.  This Security Agreement and Debtors’ duties and obligations and Secured Party’s powers to dispose of the Collateral, and all other rights, powers and remedies granted to Secured Party hereunder shall remain in full force and effect until Debtor has satisfied and discharged all of Debtor’s obligations to Secured Party secured thereby.

9.

WAIVER BY DEBTOR.  All provisions of law, in equity and by statute providing for, relating to, or pertaining to pledges or security interests and the sale of pledged property or property in which a security interest is granted, or which prescribe, prohibit, limit or restrict the right to, or conditions, notice or manner of sale, together with all limitations of law, in equity, or by statute, on the right of attachment in the case of secured obligations, are hereby expressly waived by Debtor to the fullest extent Debtor may lawfully waive same.

10.

RELEASE OF COLLATERAL.  Upon payment in full by Debtor, in lawful money of the United States of America, to Secured Party at the address set forth in the Note of all amounts secured hereby, and performance of all other obligations of Debtor under this Security Agreement, together with any interest thereon and any costs and expenses incurred by Secured Party in the enforcement of this Security Agreement or of any of Secured Party’s rights hereunder, or in the enforcement of any other agreements (whether heretofore or hereafter entered into) between Debtor and Secured Party, or any of the rights of Secured Party thereunder, and upon the request of Debtor therefore, Secured Party will deliver to Debtor, at Debtor’s sole cost and expense, such termination statements and such other documents of release, reconveyance and reassignments as shall be sufficient to discharge Debtor of the liabilities secured hereby and to terminate and release the security interest in the Collateral created hereby.

11.

MISCELLANEOUS.

11.1  This Security Agreement and all of the rights and duties in connection herewith shall be governed by and construed in accordance with the laws of the State of Colorado an/or

Delaware depending on the timing of draw downs and the state of incorporation of the Borrower, thereof without giving effect to principles governing conflicts of law.

11.2  This Security Agreement and all of its terms and provisions shall be binding upon the heirs, successors, transferees and assigns of each of the parties hereto.

11.3  In the event any portion of this Security Agreement is determined to be invalid or unenforceable, the remaining portions shall remain in full force and effect as if that invalid or unenforceable portion had never been a part hereof.

11.4  In the event litigation is commenced to enforce or interpret this Security Agreement, or any provision hereof, the prevailing party shall be entitled to recover its actual costs and attorneys’ fees.

11.5  This Security Agreement may be amended only by written consent of each of the parties hereto.

11.6  Any and all notices, demands, requests, or other communications required or permitted by this Security Agreement or by law to be served on, given to, or delivered to any party hereto by any other party to this Security Agreement shall be in writing and shall be deemed duly served, given, or delivered when personally delivered to the party, or in lieu of such personal delivery, when deposited in the United States mail, first-class postage prepaid addressed to the party at the address herein appearing.

11.7  This Security Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained herein and supercedes all prior and contemporaneous agreements, representations and understandings of the parties.  No waiver of any of the provisions of this Security Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.  No waiver shall be binding unless executed in writing by the party making the waiver.

11.8  This Security Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The exhibits attached hereto are made a part hereof and incorporated herein.

11.9  Nothing in this Security Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Security Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Security Agreement intended to relieve or discharge the obligations or liability of any third persons to any party to this Security Agreement, nor shall any provision give any third person any right of subrogation or action against any party to this Security Agreement.

11.10  Each party’s obligations under this Security Agreement is unique.  If any party should default in its obligations under this Security Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition any other available rights or remedies, may sue in equity for specific performance without the necessity of posting a bond or other security, and the parties each expressly waive the defense that a remedy in damages will be adequate.

11.11  All representations, warranties and agreements of the parties contained in this Security Agreement, or in any instrument, certificate, opinion or other writing provided for in it, shall survive the completion of all acts contemplated herein.

11.12  Whenever the context of this Security Agreement requires, the masculine gender includes the feminine or neuter gender, and the singular number includes the plural.

11.13  As used herein, the word “days” shall refer to calendar day, including holidays, weekends, non-business days, etc.

11.14  The captions contained herein do not constitute part of this Security Agreement and are used solely for convenience and shall in no way be used to construe, modify, limit or otherwise affect this Security Agreement.

IN WITNESS WHEREOF, this Security Agreement is executed on the date first set forth above.

DEBTOR

SECURED PARTY

______________________________

__________________________

By: ________________________                                   By: ________________________

EXHIBIT C

WIRING INSTRUCTIONS

Account Name: EFactor Corp.

Bank Name: Chase Manhattan Bank

Account Nr.:  865342844

Swift code CHASUS33

Domestic Routing: 322271627

Bank Addres: 326 Gellert Boulevard, Daly City, CA 94015

Account Holder Address: 424 Clay Street, San Francisco, CA 94111